                                 Exhibit 10.68


                         as of February 20, 1997



Trimark Pictures, Inc.
Trimark Television, Inc.
2644 30th Street
Santa Monica, CA  90405

Dear Sirs:

     Reference is hereby made to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of December 20, 1997 (as the same has been, and may be, amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among Trimark Pictures, Inc. and Trimark Television, Inc. (the "Borrowers"), the Guarantors referred to therein, the Lenders referred to therein and The Chase Manhattan Bank, as Administrative Agent and Fronting Bank. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

     The Borrowers have requested that the Lenders (i) waive the obligation of the Borrowers to pay the Special Production Tranche Fee under Section 2.5(d) of the Credit Agreement solely with respect to the motion pictures "Chairman of the Board" and "Eve's Bayou" and (ii) amend Section 6.4 of the Credit Agreement to permit certain loans and advances to officers and employees.

     Each of the undersigned hereby waives the obligation of the Borrowers to pay the Special Production Tranche Fee under Section 2.5(d) of the Credit Agreement solely with respect to the motion pictures "Chairman of the Board" and "Eve's Bayou".

     In addition, the parties hereby amend Section 6.4 of the Credit Agreement to add a new clause (ix) at the end of the existing text to read as follows:
"(ix) loans and advances to officers and directors of the Credit Parties not to exceed $1,000,000 in the aggregate at any time outstanding."

     By execution hereof, the Borrowers hereby represent and warrant that as of the date hereof, there exists no Default or Event of Default.

     This waiver and amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute one and the same instrument.

     This waiver shall become effective when the Administrative Agent shall have received executed counterparts of this waiver and amendment which, when taken together, bear the signatures of all the Lenders and all the Credit Parties.

     This waiver and amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future waivers or amendments regarding similar matters or otherwise.

     Except to the extent expressly set forth above, this letter does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default, whether or not known to any of the Agents or the Lenders. Except as expressly modified herein, all terms of the Credit Agreement remain in full force and effect.

     THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              Very truly yours,

                              THE CHASE MANHATTAN BANK,
                              individually and as Administrative Agent

                              By:
                                Name:  Title:
                              CITY NATIONAL BANK

                              By_______________________________
                                Name:    Title:
                              COMERICA BANK-CALIFORNIA

                              By_______________________________
                                Name:    Title:
                              FIRST HAWAIIAN BANK

                              By_______________________________
                                Name:    Title:
                              IMPERIAL BANK

                              By_______________________________
                                Name:    Title:
                              SILICON VALLEY BANK

                              By_______________________________
                                Name:    Title:

                              THE SUMITOMO TRUST & BANKING
                              CO., LTD., NEW YORK BRANCH

                              By_______________________________
                                Name:    Title:
                              UNION BANK OF CALIFORNIA, N.A.

                              By_______________________________
                                Name:    Title:
                              DE NATIONALE
                              INVESTERINGSBANK N.V.

                              By_______________________________
                                Name:    Title:

                              AGREED TO BY:
                              TRIMARK PICTURES, INC.
                              TRIMARK TELEVISION, INC.
                              TRIMARK HOLDINGS, INC.
                              TRIMARK MUSIC
                              CHEAP DATE, INC.
                              WRITERS ON THE WAVE
                              PURPLE TREE PRODUCTIONS, INC.
                              LOVING GUN PRODUCTIONS, INC.
                              TRIMARK INTERACTIVE

                              By______________________________
                                Name:
                                Title:  Authorized Signatory for each of the
                              foregoing